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                                  FIRST FUNDS

                PROSPECTUS SUPPLEMENT DATED APRIL 30, 1999

Effective May 10, 1999, the services of Custodian, Transfer Agent and Fund Accountant, previously provided by Chase Manhattan Bank and its division Chase Global Funds Services, will now be provided by State Street Bank ("State Street") and its affiliate Boston Financial Data Services, Inc. ("Boston Financial"). State Street will serve as Custodian and Fund Accountant, while Transfer Agency services will be provided by Boston Financial.

All account applications, investment remittances and written correspondence should be sent to the Funds' new Post Office Box with Boston Financial:

    First Funds
    c/o Boston Financial
    P.O. Box 8050
    Boston, MA  02266-8050

All wires and electronic fund transfers should be directed to the Funds' new wire instructions with Boston Financial:

    State Street Bank
    Boston MA
    ABA #011000028
    Account #9905-440-5
    Account Name -- First Funds

In addition, unless there is activity in your account, statements will be mailed to you quarterly instead of monthly.

The Funds' phone number will remain the same, (800) 442-1941. Please call us if you have any questions regarding these changes.